U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report December 9, 2013

GLOBAL IMMUNE TECHNOLOGIES, INC.
(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 Main Street, Suite 201, Burlington, VT 05401
       (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number (802) 540-0745

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)
☐Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240-13e-4(c ))

Item 5.02(b)          Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2013, Registrant’s Board of Directors (i) appointed Stewart Sytner as a Director and Secretary of the Registrant; (ii) ratified and approved the removal of Jeffrey R. Bruhjell as Secretary and CFO of Registrant; and (iii)  accepted the resignation of Alejandro Bellaport Heine [“ABH”] as a Director of Registrant.  There was no dispute between  ABH and Registrant which caused this resignation.

Item 5.02(d):

1.  Stewart Sytner was appointed a director on December 7, 2013, effective as of December 1, 2013;

2-5 Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL IMMUNE TECHNOLOGIES, INC

Dated: December 9, 2013	By:	/s/ Serge Talon
Serge Talon
President & CEO